United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2021

DIAMOND HILL INVESTMENT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-24498	65-0190407
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (614) 255-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	DHIL	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                                                                                                             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

Diamond Hill Investment Group, Inc. (the "Company") has reported its results of operations for the fiscal quarter ended March 31, 2021, as described in Company's press release dated April 26, 2021, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company's 2021 Annual Meeting held on April 26, 2021, the following matters were voted upon and the results of the vote were as follows:

1.)    To elect six directors to the Board of Directors of the Company to hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal. Each of the six nominees for director were elected, and the voting results are set forth below:

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-votes
Heather E. Brilliant	2,148,401	9,069	19,191	524,078
Richard S. Cooley	2,136,200	19,103	21,358	524,078
James F. Laird	2,112,677	60,709	3,275	524,078
Randolph J. Fortener	2,122,537	27,393	26,731	524,078
Paula R. Meyer	2,121,148	35,030	20,483	524,078
Nicole R. St. Pierre	2,117,669	31,393	27,599	524,078

2.)    To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. The ratification of KPMG LLP was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions
2,687,398	6,463	6,878

3.)    To approve, on an advisory basis, the compensation of the Company's executive officers. The compensation of the Company's named executive officers was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-votes
2,087,739	56,271	32,651	524,078

4). To approve and adopt, the Diamond Hill Investment Group, Inc. Employee Stock Purchase Plan. The Employee Stock     Purchase Plan was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-votes
2,160,275	6,870	9,516	524,078

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release issued by the Registrant dated April 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND HILL INVESTMENT GROUP, INC.

Date:	April 26, 2021	By:	/s/ Thomas E. Line
Thomas E. Line, Chief Financial Officer